Exhibit 10.12

Form of Purchase Agreement

Purchaser (Party A):

Supplier (Party B): Wenzhou New Focus Technology & Electronic Co., Ltd.

Contract Number:

Signing at: Wenzhou

Signing date:

1.	Purchase Products and Terms

Name of Product	Model	Unit	Number	Price per unit	Total
Sine Wave inverter	3000W	Piece
Sine Wave inverter	2000W	Piece
Total in RMB:

2.	Place of Receipt: Wenzhou
3.	Transportation Method: Self-pickup
4.	Packaging and fees: Born by the Purchaser
5.	Method of payment: Wire payment before delivery
6.	Delivery time: Within 6 months
7.	Event of default: By settlement between the parties
8.	This agreement is made in two copies, one for each copy, and will take effect once Party B received deposit from Party A. If the payment has not been received beyond the timeframe specified in the Agreement, the Agreement shall be deemed invalid. The Agreement is valid after stamped copies have been exchanged between the parties by facsimile.
9.	Agreement validity period: [date], [Month][Year] to [date], [Month][Year]

Supplier	Purchaser
Signature of Legal Representative	Signature of Legal Representative
Phone number	Phone number
Bank Information	Bank Information
Account Number	Account Number
Tax Number	Tax Number